UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2021
INNOVID CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-252440	87-3769599
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

30 Irving Place, 12th Floor New York, New York 10003	10003
(Address of principal executive offices)	(Zip Code)
+1 -212 966-7555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	CTV	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CTV.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Innovid Corp., formerly known as ION Acquisition Corp. 2 Ltd. (the “Company”) is filing this Amendment No.1 to its Current Report on this Form 8-K/A for the Initial Public Offering date of February 16, 2021 (the “First Amendment”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2021 (the “Original Form 8-K”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of February 16, 2021 on Form 8-K, as further described below.
This amended and restated report on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this Amendment No.1 on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.
The Company is filing this First Amendment on Form 8-K/A to reflect the restatement of the Company’s audited balance sheet as of February 16, 2021, to correct errors in the Company’s accounting for complex financial instruments.
Background of Restatement
On April 12, 2021, the Staff of the U.S. Securities and Exchange Commission (“SEC”) released the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Statement”). The SEC Staff Statement addresses certain accounting and reporting considerations related to warrants of a kind similar to those issued by the Company at the time of its initial public offering in February 2021.

In connection with the Company’s Initial Public Offering (“IPO”) on February 16, 2021, the Company issued to investors 25,300,000 units, consisting of one Class A ordinary share and one-eighth of one redeemable warrant (“Public Warrant”). Simultaneously with the closing of the IPO, the Company’s Sponsor purchased an aggregate of 7,060,000 private placement warrants (“Private Placement Warrants”). Each whole Public Warrant and Private Placement Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share, subject to adjustment. Both the Public Warrants and Private Placement Warrants (together the “Warrants”) were classified as equity in the Company’s previously issued audited balance sheet as of February 16, 2021.

In light of the Statement and guidance in Accounting Standards Codification (“ASC”) 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity”, in particular as applicable to certain provisions in the Warrants related to tender or exchange offer provisions as well as provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, the Company evaluated the terms of the Warrants agreement entered into in connection with the Company’s IPO and concluded that the Company’s Warrants include provisions that, based on ASC 815-40, preclude the Warrants from being classified as components of equity. The Warrants are not eligible for an exception from derivative accounting, and therefore should be classified as a liability measured at fair value, with changes in fair value reported each period in earnings.

The Company’s management together with the Audit Committee of the Board of Directors of the Company concluded that it is appropriate to restate the Company's audited balance sheet as of February 16, 2021 to reflect these Warrants as liability, with subsequent changes in their fair value recorded as income or expense in the statements of operations for all periods since issuance.

In addition, the Company determined that it had improperly valued its Class A ordinary shares subject to redemption at the closing of the Company’s Initial Public Offering. The Company previously determined the Class A ordinary shares subject to possible redemption to be equal to the redemption value of $10.00 per Class A ordinary share, while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001. Management determined that the Class A ordinary shares issued during the Initial Public Offering can be redeemed or become redeemable subject to the occurrence of future events considered outside the Company’s control. Therefore, management concluded that the redemption value should include all Class A ordinary shares subject to possible redemption, resulting in the Class A ordinary shares subject to possible redemption being equal to their redemption value. As a result, all redeemable Class A ordinary shares should be presented as temporary equity and an accretion from the initial book value to redemption value at the time of Initial Public Offering should be recognized.

The Company’s management together with the Audit Committee of the Board of Directors of the Company concluded that it is appropriate to restate the Company’s previously issued balance sheet to report all Class A ordinary shares subject to redemption as temporary equity as of February 16, 2021.

This Amendment No.1 on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement. Among other things, forward-looking statements made in the Original Form 8-K have not been revised to reflect events that occurred or facts that became known to the Company after the filing of the Original Form 8-K, and such forward-looking statements should be read in their historical context.
The following items have been amended as a result of the restatement:
Exhibit No.99.1 “Audited Balance Sheet as of February 16, 2021”
In accordance with applicable SEC rules, this First Amendment on Form 8-K/A includes an updated signature page and certification of our Chief Financial Officer as required by Rule 12b-15.
Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of February 16, 2021.
The Company previously identified a material weakness in internal controls related to the accounting for warrants issued in connection with its public offering and in connection with the classification of Class A ordinary shares as permanent or temporary equity. As a result of the restatements described in this First Amendment on Form 8-K/A, the Company has concluded there was a material weakness in the Company’s internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued.
Item 8.01          Other Events
On February 16, 2021, Innovid, Inc. (formerly known as ION Acquisition Corp 2 Ltd.) (the “Company”) consummated its initial public offering (“IPO”) of 25,300,000 units (the “Units”) including the issuance of 3,300,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”), and one-eighth of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.
Substantially concurrently with the consummation of the IPO, the Company completed the private sale of 7,060,00 warrants (the “Private Placement Warrants”) to ION Holdings 2, LP, an affiliate of ION Asset Management Ltd, (the “Private Placement”), at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company in an aggregate amount of $7,060,000.
A total of $253,000,000, comprised of $247,940,000 of the proceeds from the IPO (which amount includes the $8,855,000 of the underwriters’ deferred discount) and $5,060,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.
An audited balance sheet as of February 16, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placements has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01          Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of February 16, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVID INC.

Date: December 29, 2021	By:	/s/Tanya Andreev-Kaspin
	Name:	Tanya Andreev-Kaspin
	Title:	Chief Financial Officer
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